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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2001
                                                 -------------------------------

                        Mohegan Tribal Gaming Authority
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           (Extract name of registrant as specified in its charter)


         Connecticut                033-80655                 06-1436334
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(State or other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)           Identification No.)

             One Mohegan Sun Boulevard, Uncasville, CT  06382
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            (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (860) 862-8000
                                                   -----------------------------


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MOHEGAN TRIBAL GAMING AUTHORITY

Form 8-K

ITEM 5. OTHER EVENTS

On July 18, 2001, the Mohegan Tribal Gaming Authority (the "Authority") released the Authority's financial results for the quarter ended June 30, 2001. A press release detailing such performance is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7

Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release-Third quarter ended June 30, 2001 operating results.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 18, 2001               By: /s/ Jeffrey E. Hartmann
                                    ---------------------------------
                                     Executive Vice President Finance/
                                     Chief Financial Officer

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                                 EXHIBIT INDEX



The following designated exhibits are filed herewith:


*99.1 Press Release- Third quarter ended June 30, 2001 operating results.